UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                        August 1, 2005 (April 19, 2005)
                        -------------------------------

                           Newcastle Investment Corp.
           --------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

       Maryland                  001-31458                   81-0559116
  --------------------    ------------------------    -----------------------
    (State or other       (Commission File Number)         (IRS Employer
    jurisdiction of                                      Identification No.)
    incorporation)

     1251 Avenue of the Americas, 16th Floor, New York, NY          10020
   ---------------------------------------------------------    ------------
           (Address of Principal Executive Offices)              (Zip Code)

Registrant's telephone number, including area code   (212) 798-6100
                                                     --------------

                                 Not Applicable
       ------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

         On April 19, 2005 Newcastle Investment Corp. ("Newcastle") issued $500 million face amount of collateralized debt obligations in its seventh CBO financing, which it refers to as CBO VII, through two of its consolidated subsidiaries, Newcastle CDO VI, Limited and Newcastle CDO VI Corp.

         $447 million face amount of senior investment grade rated bonds were sold to third parties and Newcastle retained the subordinate non-investment grade bonds and the preferred shares. CBO VII has an expected weighted average life of 8.77 years. The table below sets forth further information with respect to the structure of CBO VII (dollars in thousands).

                               S&P/Fitch/Moody's                                             Expected
             Class                 Ratings           Face Amount         Coupon              Maturity (1)

------------------------------------------------------------------------------------------------------------

Senior
   Bonds:     I-MM              AAA/AAA/Aaa            $323,000       LIBOR +0.20% (2)        April 2015
              I-B               AAA/AAA/NR               59,000       LIBOR +0.40%            April 2015
              II                AA/AA/NR                 33,000       LIBOR +0.50%            April 2015
              III-FL            A/A/NR                   15,000       LIBOR +0.80%            April 2015
              III-FX            A/A/NR                    5,000          5.6720%              April 2015
              IV-FL             BBB/BBB/NR                9,600       LIBOR +1.70%            April 2015
              IV-FX             BBB/BBB/NR                2,400          6.5495%              April 2015

                                                   ------------
Total                                                  $447,000
                                                   ============


Subordinate
   Bonds:     V                 BB/BB/NR                $21,000          7.8113%              April 2015
Preferred     Preferred
   Shares:    Shares            NR                       32,000            N/A                   N/A

                                                   ------------
Total                                                   $53,000
                                                   ============

(1) Reflects expected maturities. Contractual maturities are April 2040
(2) Maximum spread is LIBOR +0.30%. Remarketing of the MM class will occur on $161.5 million in October 2005 and $161.5 million in January 2006.

         The total value of the underlying collateral portfolio is approximately $500 million and consists of approximately 73% commercial mortgage backed securities, approximately 10% senior unsecured debt of real estate investment trusts and approximately 17% real estate related asset backed securities. The portfolio is has a weighted average credit rating of BBB-.

         Newcastle has an approximately $47 million retained equity interest in the portfolio.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         Newcastle Investment Corp.
                                         ---------------------------------
                                         (Registrant)


Date:  August 1, 2005                    By: /s/ Randal A. Nardone
                                             -----------------------------
                                             Name:  Randal A. Nardone
                                             Title: Secretary